LICENSE AGREEMENT
                                -----------------
THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF MAY 31, 2000 (the "Effective Date").

BETWEEN:
              REACH  TECHNOLOGIES,  INC
              -------------------------
              Suite  201  -  2288  W  12th  Ave
              Vancouver,  B.C.
              V6K  4R2
              ("REACH")
AND:
              BERT  LOGIC  INC.
              -----------------
              Unit  130  -  2188  No.  5  Road
              Richmond,  B.C.
              Canada      V6X  2T1
              ("BERT")

WHEREAS:

A. REACH (a British Columbia Corporation) is in the business producing Bit Error Rate Testers;

B. BERT (a Washington Corporation) is a corporation specifically created to market REACH'S Bit Error Rate Testers through the purchase of this Licensing Agreement (the "Transaction");

C. REACH and BERT agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:

1.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

1.1 BERT represents and warrants to REACH that BERT has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon BERT enforceable against it in accordance with its terms and conditions.

1.2 REACH represents and warrants to BERT that REACH has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon REACH enforceable against it in accordance with its terms and conditions.

2.     LICENSE
       -------

2.1 BERT and REACH agree that, subject to the terms and conditions of this Agreement, BERT will have the exclusive right to market and sell the Bit Error Rate Tester licensed product line in Washington DC, Virginia, West Virginia, Maryland, Pennsylvania, New York, Connecticut, Massachusetts, Vermont, New Hampshire, Maine, Ohio, Kentucky and Tennessee from REACH .

2.2 The licensed product line consists of 0 to 40 Megabit per second Bit Error Rate Testers that are configured for laboratory and onsite use. Models consist of laboratory, rack mount and portable versions. See Appendix A for a price list describing the product and options under licence ("the Bit Error Rate Tester licensed product line").

2.3 BERT has the exclusive right to distribute and market the Bit Error Rate Tester licensed product line for an initial period beginning May 31, 2000 expiring May 31, 2003 ("the Term")

2.4 The current price for the REACH licensed product line is disclosed in Appendix A of this License Agreement

2.5     REACH  may  charge  its  pricing  on  30  days'  notice.

2.6 This Agreement may be renewed by mutual agreement between BERT Logic Inc. and Reach Technologies Inc. for additional three-year periods.

2.7 This Agreement may be terminated by BERT at any time upon notice to REACH, and by REACH for cause, which includes the bankruptcy or insolvency of BERT; or the conviction of BERT, its officers or directors, of any crime involving moral turpitude.

2.8     As  consideration  for  this  Agreement BERT shall pay $10,000 to REACH.

3.     GENERAL
       -------

3.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

3.2 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.

3.3 The parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent and meaning of this Agreement is carried out.

3.4 No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.

3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, email or by mail to the parties at:

     Reach  Technologies,  Inc.              BERT  Logic  Inc.
     Suite  201  -  2288  W  12th  Ave       Unit  130  -  2188  No.  5  Road
     Vancouver,  B.C.                        Richmaond,  B.C.
     V6K  4R2                                Canada  V6X  2T1
     Attention:  Jeff  Dilabough             Attention:  Lance  Rudelscheim

or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.
3.6 This Agreement may not be assigned by any party hereto without the prior written consent of all of the parties hereto.
3.7 This Agreement shall be governed by the laws of Washington State applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of Washington State.
3.8     This  Agreement  may  be  signed  by  fax  and  in  counterpart.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

SIGNED,  SEALED  AND  DELIVERED  BY     SIGNED,  SEALED  AND  DELIVERED  BY

REACH  TECHNOLOGIES,  INC.         BERT  LOGIC  INC.
per:                               per:
/s/                                /s/
---------------------------        -------------------------
Authorized  Signatory              Authorized  Signatory
Name  of  Signatory:               Name of Signatory:
Mike Frankenberger                 Lance Rudelscheim
Title  of  Signatory:  Director    Title  of  Signatory:  Director

                                   APPENDIX A
                                   ----------

BERT  PRODUCT                        MODEL  NUMBER       WHOLESALE  PRICE
BERT  with  h/w,  s/w  &  manual     BERT-40-Kit           $    3,150
BERT-with  PC  &  Monitor            BERT-40-L             $    4,950
BERT  with  rack-mount  PC           BERT-40-R             $    5,850
BERT  with  portable  PC             BERT-40-P             $   10,890
Additional  BERT  channel            BERT-40-C             $    3,150
BERT  S/W  Development  Kit          BERT-SDK              $      675


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